UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2004

SEMINIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-26519	36-0769130

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Camino del Sol, Oxnard, California	93030-7967

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(805) 647-1572

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURE
Exhibit 99.1

Item 2.02 Results of Operations and Financial Condition

     On December 21, 2004, the Company issued a press release reporting the audited results for the quarter and year ended September 30, 2004. A copy of the press release and its tables are attached hereto as Exhibit 99.1.

     The information in this 8-K, including the exhibit attached hereto, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMINIS, INC.

Date: December 23, 2004	By: /s/ Gaspar Alvarez Martinez Name: Gaspar Alvarez Martinez Title: Vice President, Finance and Worldwide Corporate Comptroller